UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

Nissan Auto Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Nissan Auto Receivables 2012-A Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Delaware	333-165171-04	38-7021785
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On February 22, 2012 (the “Closing Date”), Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into a Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. Nissan Auto Receivables 2012-A Owner Trust (the “Issuing Entity”), a Delaware statutory trust, was established by a Trust Agreement dated as of February 2, 2012, which was amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between NARC II, as depositor, and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”). On the Closing Date, the Issuing Entity entered into a Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also, on the Closing Date, the Issuing Entity entered into an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and Citibank, N.A., as indenture trustee (the “Indenture Trustee”). Pursuant to the Indenture, the Issuing Entity caused the issuance of notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into an Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, having an aggregate principal balance of $1,540,714,000, were sold to J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc., HSBC Securities (USA) Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., RBC Capital Markets, LLC and SG America Securities, LLC (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated February 15, 2012, among NARC II, NMAC and J.P. Morgan Securities LLC, on behalf of itself and as representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-165171).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 4.2 is the form of Amended and Restated Trust Agreement, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement and as Exhibit 10.3 is the form of Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of February 22, 2012, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of February 22, 2012, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 10.1	Purchase Agreement, dated as of February 22, 2012 by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of February 22, 2012, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, dated as of February 22, 2012, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Mark F. Wilten
Name: Mark F. Wilten
Title: Treasurer

Date: 2/24/12

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of February 22, 2012, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of February 22, 2012, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 10.1	Purchase Agreement, dated as of February 22, 2012 by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of February 22, 2012, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, dated as of February 22, 2012, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.